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                                                       EXHIBIT (10)(K)(5)(A)(IV)














               AMENDMENT TO ASSIGNMENT OF CONTRACTS, LICENSES AND
                                     PERMITS

                                      FROM

                               KOGER EQUITY, INC.

                                       TO

                 FIRST UNION NATIONAL BANK OF FLORIDA, AS AGENT



                          DATED AS OF DECEMBER 30, 1998


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           AMENDMENT TO ASSIGNMENT OF CONTRACTS, LICENSES AND PERMITS




         THIS AMENDMENT TO ASSIGNMENT OF CONTRACTS, LICENSES AND PERMITS (this "Assignment") is made and executed this 30th day of December, 1998, by

KOGER EQUITY, INC., a Florida corporation ("Borrower"), whose address is 8880 Freedom Crossing Trail, Jacksonville, Florida 32256, Attention: J.C. Teagle, President, to and in favor of

FIRST UNION NATIONAL BANK, a national association, as Agent ("Agent"), for the Lenders (as such term is defined in the Second Amended and Restated Revolving Credit Loan Agreement dated of even date herewith, as amended from time to time, between Borrower and Lender (the "Loan Agreement").

                                    RECITALS

         1. Borrower and Agent, Morgan Guaranty Trust Company of New York, a New York banking corporation, AmSouth Bank, a state banking corporation, and Guaranty Federal Bank, F.S.B., a federal savings bank (collectively, the "Original Lenders"), entered into that certain Amended and Restated Revolving Credit Loan Agreement dated as of December 29, 1997 (the "Prior Loan Agreement") pursuant to which the Original Lenders agreed to extend certain credit to the Borrower from time to time up to a maximum principal amount of $100,000,000 (the "Loan").

         2. As partial security for the Loan, the Borrower provided the Original Lenders with that certain Amended and Restated Deed of Trust and Security Agreement dated as of December 29, 1997, and recorded in Book 4630, page 099, of the public records of Guilford County, North Carolina, and that certain Deed of Trust and Security Agreement dated as of December 29, 1997, and recorded in Book 9430, page 207, of the public records of Mecklenburg County, North Carolina (collectively, the "Indenture"), wherein the Borrower granted to the Original Lenders a security interest in certain real property described therein as security for the Loan.

         3. As additional collateral for repayment of the Loan, Borrower made and delivered to the Original Lenders that certain Assignment of Contracts, Licenses and Permits dated December 29, 1997 (the "Assignment of Contracts"), which Assignment of


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Contracts was assigned to Agent pursuant to that certain Assignment of Deed of
Trust and Related Loan Documents of even date herewith.

         4. The Borrower has applied to the Agent to increase the amount of the Loan to $150,000,000 and to resyndicate the Loan to additional lenders in order to finance such increase, and to modify certain other provisions of the Indenture. The Agent and the other Original Lenders have agreed to such modifications, provided, among other things, that the Assignment of Contracts is modified in accordance with the terms and conditions hereinafter set forth.

         ACCORDINGLY, in consideration of the mutual covenants, promises and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Recitals. The recitals hereinabove are true and correct and are incorporated herein by reference.

         2. Additional Lenders. All references to the term "Lender" as utilized in the Assignment of Contracts shall hereinafter be deemed to refer to First Union National Bank, as Agent for the Lenders.

         3. Additional Promissory Notes. All references to the term "Notes" as utilized in the Assignment of Contracts shall hereinafter be deemed to refer collectively to those certain Substitution Revolving Promissory Notes and Revolving Promissory Notes all of even date herewith from Borrower to each of the Lenders.

         4. Amendment to Loan Agreement. All references to the term "Loan Agreement" as utilized in the Assignment of Contracts shall hereinafter be deemed to refer to that certain Second Amended and Restated Revolving Credit Loan Agreement dated of even date herewith between Borrower and Lender. All references to the term "Loan" as utilized in the Assignment of Contracts shall hereinafter be deemed to refer to the Loan evidenced by the Second Amended and Restated Loan Agreement.

         5. Ratification. Except as herein expressly amended, the Assignment of Contracts is hereby ratified and confirmed and shall otherwise remain unchanged and in full force and effect.

         6. Capitalized Terms. All initial capitalized defined terms not defined herein shall have the meanings assigned to them in the Assignment of Contracts.



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         7.       Counterparts. This Agreement may be executed in separate
counterpart signature pages, and all such counterparts taken together shall constitute but one and the same instrument.

         8. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER, THE AGENT, AND THE LENDERS, THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") EACH ACKNOWLEDGE AND AGREE THAT NONE OF THEM SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION OR PROCEDURE BASED UPON OR ARISING OUT OF THIS ASSIGNMENT OR THE DEALINGS OR THE RELATIONSHIP BETWEEN THE PARTIES RELATED THERETO. NONE OF THE PARTIES SHALL SEEK TO CONSOLIDATE ANY SUCH ACTION INTO ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES, ARE MADE KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND CONSTITUTE A MATERIAL INDUCEMENT FOR THE LENDERS TO MAKE THE LOAN TO BORROWER, AND SHALL BE SUBJECT TO NO EXCEPTIONS.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their authorized officers as of the day and year first above written.



                                          BORROWER:

                                          KOGER EQUITY, INC., a Florida
Attest:                                   corporation



By: /s/ W. Lawrence Jenkins               By: /s/ G. Danny Edwards
   ---------------------------------         -----------------------------------
Name: W. Lawrence Jenkins                 Name:  G. Danny Edwards
     -------------------------------           ---------------------------------
Its:                   Secretary          Title: Treasurer
    -------------------                         --------------------------------

                                                      [CORPORATE SEAL]

                                          LENDER:

Attest:                                   FIRST UNION NATIONAL BANK, a
                                          national association, as Agent



By: /s/ Lynn E. Vermilva                  By: /s/ Andrew J. Hogshead
   ---------------------------------         -----------------------------------
Name: Lynne E. Vermilva                   Name:  J. Andrew Hogshead
     -------------------------------           ---------------------------------
Its: Vice President                       Title: Vice President
    --------------------------------            --------------------------------


                                                      [CORPORATE SEAL]



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